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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19th, 2019

PURESPECTRUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-148158	41-2233202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 Wilshire Blvd., #304, Los Angeles, CA, 90010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (714) 912-9524

______________________________________________________________________________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The following fraudulent filings submitted by Mina Mar Group Corp., Mina Mar Group Inc., Hugo Rubio, Miro Zecevic, Joel Natario and/or Zoran Cvetojevic, can be ignored and not relied upon by investors:

Form 8K filed on 2/12/2018

Form 10-Q/A filed on 8/29/2017

Form 10-Q filed on 8/29/2017

Form 10-K filed on 8/18/2017

Form 10-K filed on 8/10/2017

Form 10-K filed on 8/3/2017

Form SC 13G filed on 7/27/2017

Form D filed on 7/6/2017

Form 8K filed on 6/29/2017

The company is attempting to have these filings removed by the Securities and Exchange Commission. In addition, the Financial Industry Regulatory Authority (FINRA) and the Ontario Securities Commission have previously been notified of the illegal acts perpetrated by the aforementioned individuals/entities with respect to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19th, 2019	PureSpectrum Inc.
(Registrant)

	By:	/s/ Xavier Mitchell
Name: Xavier Mitchell
Title:Chief Executive Officer